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                                                           EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

        MONSANTO COMPANY:

          We consent to the incorporation by reference in Monsanto Company's Registration Statements on Form S-8 (Nos. 2-36636, 2-76696, 2-90152, 33-13197, 33-21030, 33-39704, 33-39705,
        33-39706, 33-39707, 33-49717, 33-53363, 33-53365 and 33-53367)
        and on Form S-3 (No. 33-46845) of our opinions dated February 24, 1995, appearing in and incorporated by reference in this annual report on Form 10-K of Monsanto Company for the year ended December 31, 1994.

                                                DELOITTE & TOUCHE LLP
                                                DELOITTE & TOUCHE LLP

        Saint Louis, Missouri
        March 17, 1995

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